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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                   WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND

The following information supplements certain information contained in the Fund's Prospectus and Statement of Additional Information.

New Sub-Investment Adviser. Effective immediately, the Fund has retained Credit Suisse Asset Management Limited (CSAM U.K.), located at Beaufort House, 15 St. Botolph Street, London, EX 3A 7JJ, as sub-investment adviser. CSAM U.K. is responsible for assisting Credit Suisse Asset Management, LLC (CSAM) in the management of the Fund's international assets. CSAM U.K.'s sub-investment advisory fee will be paid by CSAM out of CSAM's net investment advisory fee and not by the Fund. Accordingly, no additional investment advisory fees will be paid by shareholders.

Like CSAM, CSAM U.K. is a member of Credit Suisse Asset Management and a subsidiary of Credit Suisse Group, one of the world's leading banks, and currently manages approximately $37 billion in assets. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions.

New Sub-Classification. The Fund's sub-classification under the Investment Company Act of 1940, as amended, has been changed from a diversified to a non-diversified investment company. The Fund is therefore permitted to invest a greater portion of its assets in the securities of a smaller number of issuers. As a result, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

The sub-investment advisory agreement with CSAM U.K. and the change in the Fund's sub-classification were approved by the shareholders of the Fund at a special meeting held on July 14, 2000.

Dated: November 14, 2000                                           WPUSL-16-1100